UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 13, 2007

VALENCE TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification No.)

12201 Technology Boulevard, Suite 150

Austin, Texas 78727

(Address of Principal Executive Offices, Including Zip Code)

(512) 527-2900

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________________________________________

(Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operation and Financial Condition.

On June 13, 2007, Valence Technology, Inc. announced by press release its financial results for the year ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

Exhibit 99.1	Press Release of Valence Technology, Inc., dated June 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Date:	June 13, 2007	/s/ Thomas F. Mezger______________
		Name:	Thomas F. Mezger
Title:	Chief Financial Officer and

Assistant Secretary

VALENCE TECHNOLOGY, INC.

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release of Valence Technology, Inc., dated June 13, 2007.